Exhibit 99.1
November 16, 2006

MATTHEWS INTERNATIONAL CORPORATION

CORPORATE GOVERNANCE GUIDELINES

1
Statement of Governance. The business and affairs of the Company occur under the oversight of the Board of Directors. The Board of Directors has delegated to management the responsibility to manage the day-to-day operations of the Company. Independent directors should take appropriate care to avoid involvement in day to day management issues of the Company, so as not to compromise their independent oversight role. The primary focus of the Board of Directors is to provide oversight and guidance on policy and strategic direction. The Board selects, advises and monitors the Company’s management team to ensure that the Company’s business is conducted so as to promote the growth and profitability of the Company. The Board has adopted the following guidelines which ensure that Directors at all times act in the best interests of the Company and its shareholders.

2	Functions of the Board. In addition to its general oversight of the business and affairs of the Company, the Board also performs a number of specific functions, including:

(a)	selecting, evaluating and compensating the Chief Executive Officer and overseeing Chief Executive Officer succession planning;

(b)	providing counsel and oversight on the selection, evaluation, development and compensation of senior management;

(c)	reviewing, approving and monitoring major financial and business strategies and corporate actions;

(d)	assessing major risks facing the Company---and reviewing options for their mitigation; and

(e)
ensuring that processes are in place for maintaining the integrity of the Company---the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with customers and suppliers, and the integrity of relationships with other stakeholders.

3
Responsibilities and Expectations of the Board. In addition to the duties of care and loyalty imposed by law, each Director has the following responsibilities and is expected to comply with the following:

(a)
Each Director will make every effort to attend each Board and applicable Committee meeting, except in unavoidable circumstances. Each Director will ensure that other existing and planned future commitments do not interfere with the Director’s service as a director.

(b)
A meeting agenda and where appropriate materials related to agenda items will be provided prior to all meetings, and each Director will carefully review these materials in advance of the relevant meeting.

(c)	Each Director will be an active participant in each meeting of the Board and each applicable Committee.

(d)	Each Director will hold in confidence non-public information obtained as a director.

(e)
The Board believes that management speaks for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with the knowledge of management and, in most instances, at the request of management.

(f)
Each Director will be familiar with, and will comply with, the terms of the Company’s Code of Business Conduct and Ethics, including applicable rules regarding trading in the Company’s securities. If an actual or potential conflict of interest arises for a Director, the Director shall promptly inform the Chief Executive Officer. All Directors will recuse themselves from any discussion or decision affecting their personal, business or professional interests. The Board shall resolve any conflict of interest question involving the Chief Executive Officer or a member of senior management, and the Chief Executive Officer shall resolve any conflict of interest issue involving any other officer of the Company.

4
Orientation and Continuing Updates for Directors. Significant strategic thought and consideration is given to the identity of individuals nominated to serve as members of the Company’s Board. The Company is committed to providing an initial orientation to board service with the Company and continuing updates covering such operational, financial and legal issues as may be appropriate given each Board member’s background, experience and education. Without limiting the foregoing, each Board member is encouraged to propose such supplemental educational activities as he or she thinks appropriate for him or herself, including visits to Company facilities, meetings with Company officers, and supplemental information regarding operational, financial and legal matters affecting the Company or his or her role as a Director. Management is committed to ensuring that such requested supplemental activities are effected in a timely manner, either for the individual Director or, if management determines appropriate, for the full Board.

5	Board Composition.

(a)
Director Selection and Qualification. The Chairman of the Board and the Nominating and Corporate Governance Committee will establish, and from time to time review with the Board, the requisite skills and characteristics for new Board members. This assessment will include consideration of background, skill needs, diversity, personal characteristics and business experience. At least annually, the Nominating and Corporate Governance Committee reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommends to the Board the slate of directors to be selected by a majority of independent Directors for nomination for election at the annual meeting of stockholders.

Nominees for directorship will be recommended to the Board by the Nominating and Corporate Governance Committee in accordance with the policies and principles in its charter and these Corporate Governance Guidelines. In making its recommendation to the Board the Nominating and Corporate Governance Committee considers, among others, candidates recommended by the Chairman of the Board and the Chief Executive Officer and submissions from shareholders in accordance with the Articles of Incorporation of the Company. The invitation to join the Board should be extended by the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee.

It is expected that no Board member will participate on more than four public company boards or seven boards in total. In evaluating participation on other boards, consideration shall be given to the number of audit committees on which an individual participates, and the time commitment involved in participation on those committees, particularly if it is anticipated that the individual will at any time serve on the Audit Committee of the Company.

Any Director who is considering accepting an invitation to join the board of directors of any other corporation (whether publicly or privately held) shall notify the Chief Executive Officer and the Chair of the Nominating and Corporate Governance Committee in advance of accepting such invitation so as to enable the Nominating and Corporate Governance Committee to make, in a timely manner, a determination as to whether there is an ‘interlocking directorate’ issue or other conflict and to communicate such determination, and any related recommendation, to such Director and to the Board.

(b)	Majority Independence. The majority of the Directors on the Board at any time will be Independent Directors. The definition of an Independent Director is set forth below at paragraph 7.

(c)
Size of Board. The number of directors on the Board shall not be so large as to prevent the Board from functioning effectively as a body and shall otherwise meet the requirements as to size contained in the Articles of Incorporation and the By-Laws of the Company.

(d)
Tenure. The Board does not believe it should establish term limits. While term limits could help ensure that fresh ideas and viewpoints are available to the Board, they hold the disadvantage of losing the contribution of directors who over time have developed increasing insight into the Company and its operations and therefore provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, will review each Director’s continuation on the Board every three (3) years. This will also allow each Director the opportunity to conveniently confirm his/her desire to continue as a member of the Board.

(e)
Retirement. No person shall be nominated to stand for election to, nor be elected to, fill a vacancy in the Board of Directors if such person would attain the age of 70 during the term of service for which he or she is being elected. Each employee of the Company who is also a Director of the Company shall, upon retirement or other termination of employment, offer to submit a letter of resignation as a Director which offer shall be considered and acted upon by the Board of Directors as described in Section 5(g) below. In the absence of such offer of resignation, such employee’s date of termination of employment shall be deemed the effective date of resignation from the Board.

(f)
Leadership. The Directors shall annually elect a Chairman from among the Directors. The Company’s policy as to whether the role of the Chief Executive Officer and Chairman should be separate is to adopt the practice which best serves the Company’s needs at any particular time.

(g)
Change of Occupation/Business Association. Any Director who, in the future, experiences a change in his or her principal occupation or primary business affiliation from that in which the Director was engaged when last elected to the Board, should promptly offer to submit a letter of resignation as a Director to the Chief Executive Officer and to the Nominating and Corporate Governance Committee. The Board, with input from the Nominating and Corporate Governance Committee and the Chief Executive Officer, will consider whether to accept the offer to submit a letter of resignation based on the effect such change in occupation or primary business affiliation may have on that Director’s ability to serve and to be an effective Board member. For this purpose, retirement is considered a change of employment. In the case of a person who retires from or otherwise ceases to be employed by the Company, the Board, upon the recommendation of the Nominating and Corporate Governance Committee with input from the Chief Executive Officer, will consider whether to accept the offer to submit a letter of resignation based on the effect of such person’s continued service as a Board member upon management transition and succession. The Board may accept the offer and, if such offer is accepted, direct the letter of resignation to be submitted, and thereby cause such person’s resignation to become effective, on any date not later than one (1) year after such person’s retirement or other termination from employment, which date shall be determined by the Board.

6	Director Compensation Guidelines.

(a)	The Compensation Committee shall produce an annual report on executive compensation. This report shall be included in the Company’s annual proxy statement.

(b)
The Nominating and Corporate Governance Committee shall annually review director compensation and make such recommendations to the Board relating thereto as the Nominating and Corporate Governance Committee determines appropriate.

In discharging this duty, the Nominating and Corporate Governance Committee shall be guided by three goals: compensation should fairly pay directors for work required in a company of comparable size and scope; compensation should align directors' interests with the long-term interests of shareholders; and the structure of the compensation should be simple, transparent and easy for shareholders to understand.

(c)
Audit Committee members may not receive any remuneration from the Company other than compensation for Board service. Board compensation for Audit Committee members may reflect the greater time commitment involved in Audit Committee membership.

(d)
In determining compensation for Independent Directors regard must be had to those Directors’ independent status. Payments to a Director, to an immediate family member or to organizations with which a Director or an immediate family member is affiliated, including charitable contributions to organizations affiliated with any of them, may actually or by appearance compromise the Director’s independent status (see paragraph 7 below).

7	Independent Directors.

(a)
For a Director to be considered an “Independent Director”, the Board must annually determine that he or she has no relationship which would interfere with the exercise of independent judgement in carrying out the responsibilities of a director.

(b)
The basis for the Company’s determination of each Director’s independence shall be set forth in the Company’s annual proxy statement; provided, however that no Director shall be an Independent Director if he or she:

•	is or has in any of the last three years been employed by the Company or any parent or subsidiary of the Company;

•
has a family member (any person who is a relative by blood, marriage or adoption or who has the same residence) who is, or has in any of the last three years been, an executive officer of the Company or any parent or subsidiary of the Company;

•
during the current or any of the past three fiscal years accepted, or had a family member who accepted, payments from the Company or any of its affiliates in excess of $60,000, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

•
is a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or any of the past three fiscal years;

•	is, or has in the last three years been, employed as an executive officer of an entity where any of the executive officers of the Company sit on the compensation committee of the entity; or

•	is, or was in the past three years, a partner or employee of the Company’s outside auditor and worked on the Company’s audit.

(c)
The ownership of stock in the Company by Directors is encouraged and the ownership of a substantial amount of stock is not in itself a basis for a Director to be considered as not independent, provided that it may preclude participation on the Audit Committee of the Company.

8
Committees. The by-laws allow the Board to appoint and to disband any Committee not specifically required, and the Board may do so at any time. The following is a summary description of the primary committees of the Board:

(a)
Audit Committee. The Audit Committee shall consist of at least three Directors. All members of the Audit Committee shall be Independent Directors and shall comply with all qualification requirements for audit committee members under any rules of the SEC and the NASDAQ from time to time in force.

The duties of the Audit Committee are set forth in the Audit Committee Charter.

(b)
Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee shall be independent directors and shall comply with all qualification requirements under any rules of the SEC and the NASDAQ from time to time in force.

The duties of the Nominating and Corporate Governance committee are set forth in the Nominating and Corporate Governance Committee Charter. As discussed in its Charter, the Nominating and Corporate Governance Committee shall conduct an annual evaluation of the effectiveness of the Board and its Committees. As part of the review process, the Nominating and Corporate Governance Committee will solicit comments from all Directors. The performance assessment will be discussed with the full Board on an annual basis after the end of the fiscal year.

(c)
Compensation Committee. All members of the Compensation Committee must be Independent Directors and must comply with all qualification requirements under any rules of the SEC and the NASDAQ from time to time in force.

The duties of the Compensation Committee are set forth in the Compensation Committee Charter.

(d)	Executive Committee. The Executive Committee is responsible for exercising the powers of the Board in the management of the business and affairs of the Corporation when the Board is not in session.

The Nominating and Corporate Governance Committee shall work with the Chairman and make all recommendations to the Board for committee membership and chair-personship. After consideration of such recommendations, the Board will designate the members of and chairs of the Committees, taking into account the desires of the individual Board members and the suggestions of the Chief Executive Officer.

It is the sense of the Board that consideration should be given to rotating Committee members from time to time such that a Committee member serves at least two consecutive years but not more than six consecutive years on a Committee. There may be other considerations at a given point in time to maintain an individual Director’s Committee membership for a longer period or to shorten the period.

Each Committee of the Board is responsible to report annually to the Nominating and Corporate Governance Committee an assessment of the Committee’s performance during the preceding year.

9	Executive Sessions of Independent Directors.

(a)	The Independent Directors will hold regular executive sessions without management in order to promote open discussion among the Independent Directors.

(b)
The Board may have an Independent Director designated as the lead Independent Director, who would be responsible to coordinate and facilitate the discussions of the other Independent Directors at Executive Sessions. Service as lead Independent Director shall be rotated periodically.

10	Board Access to Management and Professional Advisors.

(a)
Directors shall have full access to officers and key employees of the Company. While essential in order for Directors to keep abreast of Company affairs, Directors will use their discretion to ensure that access is not disruptive to the business operations of the Company.

(b)
The Board welcomes regular attendance at each Board meeting of executive officers and other members of senior management of the Company. The Board encourages management to schedule presentations at Board meetings by managers who can provide additional insight into the items being discussed because of personal involvement in these areas or who have future potential that management believes should be given exposure to the Board.

(c)	When requested by the Board, the Company’s primary outside attorneys and registered public accountants shall make periodic presentations to, and be available to consult with, the Board.

(d)	The Directors and the Independent Directors acting as a group may, where appropriate, retain independent professional advisors.

11	CEO Selection, Evaluation and Succession.

(a)	The following criteria shall be employed when selecting a Chief Executive Officer:

•	deep knowledge of the markets in which the Company operates,

•	keen knowledge of, and clarity of vision for, the Company,

•	demonstration of exemplary leadership skills and ethical conduct,

•	ability to lead and develop a corporate culture committed to excellence, and

•	such other criteria as the Board may deem appropriate.

(b)
The performance of the Chief Executive Officer will be reviewed by the Compensation Committee at least annually. Such review will follow recommendations from the Compensation Committee with respect to long and short term corporate goals and performance of the Chief Executive Officer.

(c)
The Board shall approve and maintain a succession plan for the CEO and for other officers or key employees, including succession in the event of an emergency or crisis for the CEO, based upon the recommendations of the Compensation Committee. The Chief Executive Officer should make available to the Compensation Committee and the full Board his or her recommendations and evaluations of potential successors at all senior management positions, including Chief Executive Officer.

12	Board and Committee Meetings.

(a)
The Chairman of the Board, and the Committee Chairman, as appropriate, determine the frequency and length of meetings of the Board, and Committees, respectively, subject to the following goals: the Board of Directors meets at least five times annually; the Audit Committee meets at least six times annually; the Compensation Committees meet at least two times annually; and the Nominating and Corporate Governance Committee meets at least two times annually; each in regularly scheduled sessions. Executive Committee meetings are scheduled as needed. In person attendance at regular Board and Committee meetings is strongly encouraged.

(b)
At the beginning of the year, the Chairman can prepare for the Board a schedule of meetings expected during the year. The Chairman of the Board will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting.

(c)
The chair of each Committee, in consultation with the appropriate members of management and staff, will develop the Committee’s agenda. Each Committee member is free to suggest the inclusion of items on the agenda. Each Committee member is free to raise at any Committee meeting subjects that are not on the agenda for that meeting.